Cincinnati Bell First Quarter 2013 Results May 9, 2013

2 Today’s Agenda 2 Overview & Strategic Investments Ted Torbeck, President & Chief Executive Officer Segment Results & Financial Overview Kurt Freyberger, Chief Financial Officer Question & Answer

3 Safe Harbor 3 This presentation and the documents incorporated by reference herein contain forward- looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward- looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

4 Non GAAP Financial Measures 4 This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of Adjusted EBITDA, net debt and free cash flow (including the Company’s definition of these terms) to comparable GAAP financial measures can be found in the earnings release on our website at www.cincinnatibell.com within the Investor Relations section.

Ted Torbeck President & Chief Executive Officer

6 6 First Quarter Results  Solid existing Wireline operations  Opportunity to make targeted investment in Fiber growth  Financial investment in growing data center business $ in millions CBB Consolidated CyrusOne (1/1 - 1/23) CBB (Pro-Forma) Revenue $326 $15 $310 Adjusted EBITDA 118 8 110 Capital Expenditures 51 8 43 Free Cash Flow (3) (3) 1 Three months ended March 31, 2013 A Strong Foundation… Tables may not foot across due to rounding.

7 7 …Capital investments fundamentally transform the revenue base $ in mil 2011 2012 % Change Q1 2012 Q1 2013 % Change Strategic Voice 50.1$ 54.6$ 9% 13.6$ 15.0$ 11% Video 24.1 36.1 50% 7.4 11.8 59% Data 92.2 119.0 29% 28.4 32.0 13% Service 92.7 107.6 16% 26.2 25.9 -1% Total Strategic 259.2 317.4 22% 75.6 84.7 12% Legacy Voice and LD 335.3 307.9 -8% 79.7 71.9 -10% Data 203.6 198.7 -2% 50.1 47.7 -5% Service 39.6 30.2 -24% 7.7 6.6 -14% Total Legacy 578.6 536.8 -7% 137.5 126.1 -8% Integration Service 38.3 40.0 4% 9.4 9.6 3% Value Added Reseller 183.9 181.1 -2% 40.4 51.2 27% Total Integration 222.3 221.1 -1% 49.7 60.8 22% Wireless 277.6 241.8 -13% 63.7 53.3 -16% Revenue (before elims) 1,337.6$ 1,317.0$ -2% 326.4$ 324.9$ 0% Full Year Tables may not foot due to rounding. Revenue View Strategic, Legacy, and Integration

8 Fioptics Solid Performance Metrics 8 1 1. Neighborhood Construction date of 2010 2. Neighborhood Construction date of 2011  Single Family Household (SFU) neighborhoods with construction dates between 24 and 36 months have average penetration rates of > 35%.  Promotions drive ARPU of approximately $125 for the first 12 months, normalizing to an ARPU of $155 post promotion.  SFU entertainment churn for Q1 2013 was 2.2%. 2 Sample

9 Internet Subs (000) by Provisioned Bandwidth Churn by Provisioned Bandwidth  53K customers upgraded in the last 3 years.  Churn for subscribers provisioned under 2 Mbps is 82 bps higher than subscribers with higher speed.  Churn in legacy areas that are not upgraded is expected to increase. Fioptics Improving Internet speeds 9

10 10 CyrusOne Investment 2013 CONE Guidance: $ in millions 2012 Actuals 2013 Guidance % Increase Revenue $221 $260 - 270 18 - 22% Adjusted EBITDA * 115 133 - 137 16 - 19  CBB effectively owns 69% of CyrusOne, which is valued at approximately $1 billion  Key considerations for monetization: • Retaining upside appreciation potential for a portion of the investment • Taking risk “off the table” with a portion of the investment * Adjusted EBITDA is calculated as net (loss) income as defined by U.S. GAAP excluding noncontrolling interests plus interest expense, income tax (benefit) expense, depreciation and amortization, stock-based compensation expense, transaction costs and employee incentive compensation expense related to the initial public offering, including acquisition pursuit costs, loss on sale of receivables to affiliate, restructuring costs, loss on extinguishment of debt, asset impairments and excluding (gain) loss on sale of real estate improvements.

Kurt Freyberger Chief Financial Officer

12 12 CBB Segment Results $'s in Millions Q1 2013 Q1 2012 Revenue Wireline 180$ 182$ Wireless 53 64 IT Services & Hardware 85 73 CyrusOne* 16 53 Eliminations (7) (9) 326$ 363$ Adjusted EBITDA Wireline 84$ 89$ Wireless 20 24 IT Services & Hardware 4 4 CyrusOne* 8 29 Corporate 1 (6) 118$ 139$ * CyrusOne completed its IPO on Jan 24, 2013. CBB results for 2013 only include CyrusOne results to this date. After Jan 24, 2013, CBB owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results into CBB or its segment results. Tables may not foot due to rounding.

13 13 ($’s in millions) Revenue Adj. EBITDA Adj. EBITDA Margin Wireline Revenue and Adjusted EBITDA  Investment in growth opportunities substantially offset declines from access line and other legacy products  Adjusted EBITDA declines from high margin access lines continue to outpace gains from strategic product offerings and cost savings initiatives, resulting in compressed margins  Access line loss in Q1 2013 controlled at 7.8% $182 $184 $182 $182 $180 $89 $88 $84 $84 $85 49% 48% 46% 46% 47% Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013

14  Fioptics revenue of $22 million for Q1 2013 is up 52% over Q1 2012, resulting in increased Adjusted EBITDA of $3 million  Constructed to 15K units in the Q1 2013 • 220K units now passed  Fioptics subscribers increased by over 35% compared to Q1 2012 • 58K entertainment subs; added 3K in Q1 • 61K internet subs; added 4K in Q1 • 43K voice subs; added 2K in Q1  Fioptics consumer monthly ARPU improved to $136, up from $126 in Q1 2012  Total Fioptics penetration remained strong at 28%  Entertainment churn was 2.8% in the quarter 14 Fioptics Highlights 43 47 51 55 58 43 47 52 57 61 32 35 38 41 43 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Total Fioptics Subscribers (in thousands) Ent. Subs Internet Subs Voice Subs $14 $16 $18 $20 $22 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Fioptics Revenue (in millions)

15 15 High-speed Internet Highlights High-Speed Internet Customers (DSL & Fioptics) 214 210 208 202 199 43 47 52 57 61 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 DSL Fioptics  260K high-speed internet subs at quarter end  Growth in Fioptics high-speed internet subs offset DSL subscriber decline  High-speed internet churn was 2.0% in the quarter Business and Carrier Highlights  Strategic business and carrier revenue totaled $36 million in Q1 2013, up 5%, primarily a result of increased LAN, due to high demand from business customers for faster speeds.  CBTS / CBT integration update • Combined sales forces resulting in more than $1 million annual savings • Additional annual cost savings of approximately $4 million expected from consolidating product offerings, systems, and back office • Integration provides opportunity to provide customers with an integrated IT and telecommunications solution with one trusted advisor

16 16 Wireless Performance Revenue Adj. EBITDA Adj. EBITDA Margin Wireless Revenue & Adjusted EBITDA Continued cost containment efforts drove a strong Adjusted EBITDA margin of 38% in the quarter, despite 16% decrease in revenue compared to Q1 2012 ($’s in millions) $64 $62 $60 $57 $53 $24 $24 $21 $17 $20 38% 37% 39% 35% 30% Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Postpaid revenue decreased by 19% from Q1 2012 • Year-over-year subscriber loss of 21% • Postpaid ARPU of $51.29 up $0.47 from Q1 2012 • Data ARPU grew 16% year-over-year • Churn was 2.6% for the quarter Prepaid revenue decreased by 7% from Q1 2012 • Year over year subscribers remained the same. Prepaid ARPU was $26.57, down 7% from Q1 2012 • Churn was 5.7% for the quarter, improved from 6.4% in Q1 2012

17 17 ($’s in millions) IT Services and Hardware Strong revenue of $85 million in Q1 2013 • Telecom & IT Equipment revenue of $57 million was up 25% compared to Q1 2012 • Revenue from Managed and Professional Services remained flat from Q1 2012 Adjusted EBITDA and margin of $4 million and 5%, respectively, during the quarter $73 $77 $78 $87 $85 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Revenue $4 $3 $6 $4 $4 6% 4% 8% 5% 5% Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Adjusted EBITDA Adj. EBITDA Adj. EBITDA Margin

18 18 CBB Consolidated Results * CyrusOne completed its IPO on Jan 24, 2013. CBB results for 2013 only include CyrusOne results to this date. After Jan 24, 2013, CBB owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results into CBB or its segment results. 2013 2012 $ % Revenue 325.7$ 362.8$ (37.1)$ (10)% Costs and expenses Cost of services and products 161.8 165.8 (4.0) (2)% Selling, general and administrative 53.1 64.0 (10.9) (17)% Depreciation and amortization 50.6 51.1 (0.5) (1)% Transaction-related compensation 35.5 - 35.5 n/m Restructuring charges 2.6 0.9 1.7 n/m Loss on sale or disposal of assets, net 2.5 - 2.5 n/m Transaction costs 0.4 - 0.4 n/m Operating income 19.2 81.0 (61.8) (76)% Interest expense 47.9 54.4 (6.5) (12)% Loss from cyrusOne equity method investment 1.9 - n/m Other expense, net (0.3) 1.5 (1.8) n/m Income before income taxes (30.3) 25.1 (55.4) n/m Income tax expense 6.4 12.5 (6.1) (49)% Net (loss) income (36.7) 12.6 (49.3) n/m Preferred stock dividends 2.6 2.6 - 0% Net (loss) income applicable to common shareowners (39.3)$ 10.0$ (49.3)$ n/m Basic and diluted earnings per common share (0.19)$ 0.05$ Three Months Ended March 31, Change

19 Free Cash Flow (excluding CyrusOne) 19 Q1 2013 $'s in Millions Adjusted EBITDA 110$ Capital Expenditures (43) Interest Payments (30) Working Capital and Other (31) Warrants 5 Pension and OPEB Payments (8) Transaction-related compensation and other costs (2) 1$

20 2013 Capital Expenditures (excluding CyrusOne) 20 Full Year Low High Q1 2013 $'s in millions Fioptics 70$ 75$ 17$ Strategic Business 35 40 4 Maintenance 60 60 14 Wireless 15 15 8 180$ 190$ 43$

21 Leverage Position 21 in millions, except for Leverage ratio As of March 31, 2013 Net Debt 2,129$ Less: CBB Equity value of CONE shares 1,016 Net Debt - As Adjusted 1,113 Adjusted EBITDA - 2013 Guidance 390$ Leverage - Unadjusted 5.5x Leverage - As Adjusted for CONE investment 2.9x CONE shares owned by CBB 44,476,835 CONE stock price (Mar 31) 22.84$ CBB Equity value of CONE shares 1,015,850,911$ CBB Equity Value of CONE Shares

Appendix

23 23 Revenue View - Reconciliation 2011 2012 Q1 2012 Q1 2013 Wireline 732.1$ 730.5$ 182.4$ 179.7$ IT Services & Hardware 300.5 315.7 73.2 84.5 Wireless 277.6 241.8 63.7 53.3 Intercompany 27.4 29.0 7.1 7.4 Revenue 1,337.6$ 1,317.0$ 326.4$ 324.9$ Full Year

24 24 Revenue Captions - Examples Voice STRATEGIC LEGACY INTEGRATION  Fioptics  VoIP Services  Access Lines  Long Distance  Prime Advantage  Trunk Advantage Data  Fioptics (Internet)  Wave / DWDM  Private Line  MPLS  Conferencing  Metro Ethernet  Dedicated Internet  DSL  LAN (less than 1.5 Mb)  DSO, DS1, DS3 Video  Fioptics (entertainment) Service  Cloud & Collaboration  Managed Services  Professional Services  Directory Assistance  Rent  Installation  Maintenance VAR  Hardware